SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 26, 2002

THE DOW CHEMICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3433 (Commission File Number)	38-1285128 (IRS Employer Identification No.)

2030 Dow Center, Midland, Michigan 48674
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(989) 636-1000

Not applicable
(Former name or former address, if changed since last report.)

Item 5. Other Events

The Dow Chemical Company issued a press release on August 26, 2002, the text of which is contained in the Exhibit filed herein.

Item 7. Financial Statements and Exhibits

The following exhibits are filed as a part of this report:

        Exhibit No. 99

        News Release - Dow Stock Options to be Expensed Beginning in 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 26, 2002                          THE DOW CHEMICAL COMPANY

    By: /S/ FRANK H. BROD
    Name: Frank H. Brod
    Title: Vice President and Controller